UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09637

Name of Fund: BlackRock Large Cap Core Plus Fund of BlackRock Large Cap Series Funds, Inc.

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: Anne F. Ackerley, Chief Executive Officer, BlackRock Large Cap Core Plus Fund of BlackRock Large Cap Series Funds, Inc., 40 East 52nd Street, New York, NY 10022.

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 09/30/2009

Date of reporting period: 09/30/2009

Item 1 –	Report to Stockholders

EQUITIES FIXED INCOME REAL ESTATE LIQUIDITY ALTERNATIVES BLACKROCK SOLUTIONS

BlackRock Large Cap Core
Plus Fund
OF BLACKROCK LARGE CAP
SERIES FUNDS, INC.

ANNUAL REPORT | SEPTEMBER 30, 2009

NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE

2	BLACKROCK LARGE CAP CORE PLUS FUND	SEPTEMBER 30, 2009

Dear Shareholder

The past 12 months saw a seismic shift in market sentiment — from fear and pessimism during the worst economic decline and crisis of confidence in financial markets since The Great Depression, to exuberance and increasing optimism amid emerging signs of recovery. The period began on the heels of the infamous collapse of Lehman Brothers, which triggered an intensifying deterioration in global economic activity in the final months of 2008 and the early months of 2009 and resulted in massive government intervention (on a global scale) in the financial system and the economy. The tide turned dramatically in March 2009, however, on the back of new US government initiatives, as well as better-than-expected economic data and upside surprises in corporate earnings.

Not surprisingly, US equities endured extreme volatility in this environment — steep declines and heightened risk aversion in the early part of the reporting period gave way to an impressive seven-month rally that began in March. This rally has pushed all major indexes well into positive territory for 2009. Stocks did experience modest setbacks in June and then again in late September and early October, but the overall trajectory was up. The experience in international markets was similar to that in the United States. Prominent in the rally have been emerging markets, which were less affected by the global credit crunch and are experiencing faster economic growth rates when compared to the developed world.

In fixed income markets, the flight-to-safety premium in Treasury securities prevailed during the equity market downturn, but concerns about deficit spending, debt issuance, inflation and dollar weakness have kept Treasury yields range bound in recent months. At the same time, near-zero interest rates on risk-free assets, coupled with an improving macro environment, prompted many investors to reallocate money from cash investments into higher-yielding and riskier non-Treasury assets, bidding those prices higher. The high yield sector was the greatest beneficiary of this move, having decisively outpaced all other taxable asset classes since the start of 2009. Similarly, the municipal bond market is on pace for its best performance year ever in 2009, following one of its worst years in 2008. Investor demand remains strong while the Build America Bonds program has alleviated supply pressures, creating a highly favorable technical backdrop. Municipal bond mutual funds are seeing record inflows, reflecting the renewed investor interest in the asset class.

Total Returns as of September 30, 2009	6-month	12-month

US equities (S&P 500 Index)	34.02%	(6.91)%

Small cap US equities (Russell 2000 Index)	43.95	(9.55)

International equities (MSCI Europe, Australasia, Far East Index)	49.85	3.23

US Treasury securities (BofA Merrill Lynch 10-Year US Treasury Index*)	(3.77)	7.66

Taxable fixed income (Barclays Capital US Aggregate Bond Index)	5.59	10.56

Tax-exempt fixed income (Barclays Capital Municipal Bond Index)	9.38	14.85

High yield bonds (Barclays Capital US Corporate High Yield 2% Issuer Capped Index)	40.25	22.51

*	Formerly a Merrill Lynch index.

Past performance is no guarantee of future results. Index performance shown for illustrative purposes only. You cannot invest directly in an index.

The market environment has visibly improved since the beginning of the year, but a great deal of uncertainty and risk remain. Through periods of market turbulence, as ever, BlackRock’s full resources are dedicated to the management of our clients’ assets. For additional market perspective and investment insight, visit the most recent issue of our award-winning Shareholder® magazine at www.blackrock.com/shareholdermagazine. We thank you for entrusting BlackRock with your investments, and we look forward to continuing to serve you in the months and years ahead.

Sincerely,

Rob Kapito
President, BlackRock Advisors, LLC

Announcement to Shareholders

On June 16, 2009, BlackRock, Inc. announced that it received written notice from Barclays PLC (“Barclays”) in which Barclays’ Board of Directors had accepted BlackRock’s offer to acquire Barclays Global Investors (“BGI”). At a special meeting held on August 6, 2009, BlackRock’s proposed purchase of BGI was approved by an overwhelming majority of Barclays’ voting shareholders, an important step toward closing the transaction. The combination of BlackRock and BGI will bring together market leaders in active and index strategies to create the preeminent asset management firm. The transaction is scheduled to be completed in the fourth quarter of 2009, subject to important fund shareholder and regulatory approvals.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of September 30, 2009

Portfolio Management Commentary

How did the Fund perform?

•	The Fund’s fiscal year end was changed to September 30.

•	The Fund underperformed the benchmark Russell 1000 Index for the 11-month period.

•

The Fund pursues long-term capital growth by taking long positions (i.e., purchases the security outright) primarily in large cap companies identified as attractive, and short positions (i.e., sells a security that it has borrowed) in such securities identified as overvalued or poised for underperformance.

What factors influenced performance?

•

During the period, the short portion of the portfolio did not perform as well as the long portion. The Fund’s short positions in information technology (IT) (semiconductors and semiconductor equipment and communications equipment) and consumer discretionary (multiline retail, hotels, restaurants & leisure and auto components) detracted from performance. Within the long segment, during the latter half of the period, our preference for high-quality stocks with good earnings visibility was a negative factor in a market where low-quality and high-beta stocks outperformed.

•

The largest individual detractors included long positions in Capital One Financial Corp., Jones Apparel Group, Inc., Big Lots, Inc., Lexmark International, Inc. and Tesoro Corp. With respect to short positions, the biggest detractors were Rambus, Inc., Freeport-McMoRan Copper & Gold, Inc., Prudential Financial, Inc., Las Vegas Sands Corp. and The Goodyear Tire & Rubber Co.

•

On the positive side, the Fund’s long-standing underweight in financials helped performance in the long segment of the portfolio. Even though financial stocks rallied toward the end of the period, we believe that the unclear fundamentals and high valuations do not justify much more than a risk position. An overweight in IT was additive, too. Also aiding performance was stock selection in the energy sector, as many of the Fund’s holdings benefited from the stabilization in oil prices. Notably, near period end, we began to shift our focus within the sector, selling down our holdings in oil, gas & consumable fuels companies and buying energy equipment & services companies. Security selection was favorable in the IT and health care sectors as well.

•

The largest individual contributors to performance in the long segment of the portfolio included Western Digital Corp., Community Health Systems, Inc., Tech Data Corp., Computer Sciences Corp. and Jarden Corp.

Describe recent portfolio activity.

•

In the long segment of the portfolio, we increased exposure to utilities, energy, consumer staples and telecommunication services. The largest purchases within the Fund included Philip Morris International, Inc., Wyeth, International Business Machines Corp., The AES Corp. and Embarq Corp. We reduced exposure to the IT and consumer discretionary sectors. The largest sales included Exxon Mobil Corp., Chevron Corp., Pfizer, Inc., ConocoPhillips and Hewlett-Packard Co.

•	In the short segment of the portfolio, we increased exposure to the financials, consumer discretionary and health care sectors, while we decreased exposure to energy, materials and utilities.

Describe Fund positioning at period end.

•	At period end, the long segment of the Fund was overweight relative to the Russell 1000 Index in the health care and energy sectors, and underweight in financials, IT and consumer staples.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Expense Example

	Actual			Hypothetical[2]

	Beginning Account Value April 1, 2009	Ending Account Value September 30, 2009	Expenses Paid During the Period[1]	Beginning Account Value April 1, 2009	Ending Account Value September 30, 2009	Expenses Paid During the Period[1]

Institutional	$1,000	$1,222.60	$1.45	$1,000	$1,023.80	$1.32
Investor A	$1,000	$1,221.70	$3.23	$1,000	$1,022.19	$2.94
Investor C	$1,000	$1,217.30	$7.34	$1,000	$1,018.48	$6.68

[1]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.26% for Institutional, 0.58% for Investor A and 1.32% for Investor C), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

[2]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 6 for further information on how expenses were calculated.

4	BLACKROCK LARGE CAP CORE PLUS FUND	SEPTEMBER 30, 2009

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charge, if any, transaction costs and other operating expenses, including advisory fees. Institutional Shares do not have a sales charge.

[2]	The Fund invests by establishing long and short positions in a diversified portfolio of equity securities issued primarily by large cap companies located in the United States.

[3]

This unmanaged broad-based index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

[4]	Commencement of operations.

Performance Summary for the Period Ended September 30, 2009

			Average Annual Total Returns[5]

			1 Year		Since Inception[6]

	6-Month Total Returns	11-month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge

Institutional	22.26%	8.60%	(6.77)%	N/A	(14.39)%	N/A
Investor A	22.17	8.48	(6.91)	(11.79)%	(14.58)	(17.12)%
Investor C	21.73	7.81	(7.57)	(8.49)	(15.21)	(15.21)
Russell 1000 Index	35.22	13.71	(6.14)	N/A	(13.98)	N/A

[5]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 6 for a detailed description of share classes, including any related sales charges and fees.

[6]	The Fund commenced operations on December 19, 2007.

N/A – Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

BLACKROCK LARGE CAP CORE PLUS FUND	SEPTEMBER 30, 2009	5

About Fund Performance

•	Institutional Shares are not subject to any sales charge. Institutional Shares bear no ongoing distribution or service fees and are available only to eligible investors.

•	Investor A Shares incur a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee).

•

Investor C Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. In addition, Investor C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance table on the previous page assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders. The Fund’s investment advisor waived or reimbursed a portion of the Fund’s expenses. Without such waiver and reimbursement, the Fund’s performance would have been lower. BlackRock Advisors, LLC is under no obligation to waive or continue waiving its fees. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Disclosure of Expenses

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including advisory fees, distribution fees including 12b-1 fees, and other Fund expenses. The expense example on the previous page (which is based on a hypothetical investment of $1,000 invested on April 1, 2009 and held through September 30, 2009) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The table provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The table also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the table are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

6	BLACKROCK LARGE CAP CORE PLUS FUND	SEPTEMBER 30, 2009

Portfolio Information

As of September 30, 2009

Ten Largest Holdings	Percent of Long-Term Investments

International Business Machines Corp.	3%
Exxon Mobil Corp.	2
Philip Morris International, Inc.	2
Wyeth	2
Amgen, Inc.	2
Schering-Plough Corp.	1
Anadarko Petroleum Corp.	1
Medco Health Solutions, Inc.	1
Marathon Oil Corp.	1
UnitedHealth Group, Inc.	1

Sector Allocation	Percent of Long-Term Investments

Energy	21%
Health Care	20
Information Technology	14
Industrials	11
Consumer Staples	9
Utilities	6
Consumer Discretionary	6
Financials	6
Materials	4
Telecommunication Services	3

Ten Largest Investments Sold Short	Percent of Investments Sold Short

Strayer Education, Inc.	1%
Liberty Media Corp. — Entertainment Class A	1
Nike, Inc. Class B	1
The Goodyear Tire & Rubber Co.	1
BorgWarner, Inc.	1
O’Reilly Automotive, Inc.	1
News Corp. Class A	1
Johnson Controls, Inc.	1
Wynn Resorts Ltd.	1
Las Vegas Sands Corp.	1

Sector Allocation	Percent of Investments Sold Short

Financials	19%
Information Technology	19
Consumer Discretionary	17
Industrials	13
Health Care	10
Materials	7
Consumer Staples	5
Utilities	5
Telecommunication Services	3
Energy	2

For Fund compliance purposes, sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

BLACKROCK LARGE CAP CORE PLUS FUND	SEPTEMBER 30, 2009	7

Schedule of Investments September 30, 2009	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Consumer Discretionary — 7.4%
Household Durables — 1.4%
Garmin Ltd.	4,300	$162,282

Specialty Retail — 6.0%
Barnes & Noble, Inc.	2,000	44,440
The Gap, Inc.	7,800	166,920
RadioShack Corp.	9,200	152,444
Ross Stores, Inc.	3,600	171,972
TJX Cos., Inc.	4,900	182,035

		717,811

Total Consumer Discretionary		880,093

Consumer Staples — 11.3%
Beverages — 1.6%
The Coca-Cola Co.	500	26,850
Coca-Cola Enterprises, Inc.	7,700	164,857

		191,707

Food & Staples Retailing — 0.1%
Wal-Mart Stores, Inc.	200	9,818

Food Products — 2.8%
Archer-Daniels-Midland Co.	6,200	181,164
Del Monte Foods Co.	13,200	152,856

		334,020

Household Products — 0.8%
The Procter & Gamble Co.	1,700	98,464

Personal Products — 1.3%
Herbalife Ltd.	4,600	150,604

Tobacco — 4.7%
Lorillard, Inc.	2,300	170,890
Philip Morris International, Inc.	6,000	292,440
Reynolds American, Inc.	2,100	93,492

		556,822

Total Consumer Staples		1,341,435

Energy — 28.1%
Energy Equipment & Services — 13.4%
Diamond Offshore Drilling, Inc.	1,800	171,936
Dresser-Rand Group, Inc. (a)	4,200	130,494
ENSCO International, Inc.	900	38,286
Nabors Industries Ltd. (a)	8,500	177,650
National Oilwell Varco, Inc. (a)	1,800	77,634
Oil States International, Inc. (a)	4,800	168,624
Patterson-UTI Energy, Inc.	11,000	166,100
Pride International, Inc. (a)	5,200	158,288
Rowan Cos., Inc.	7,300	168,411
SEACOR Holdings, Inc. (a)	2,000	163,260
Tidewater, Inc.	3,600	169,524

		1,590,207

Common Stocks	Shares	Value

Energy (concluded)
Oil, Gas & Consumable Fuels — 14.7%
Anadarko Petroleum Corp.	3,200	$200,736
Chevron Corp.	900	63,387
El Paso Corp.	6,900	71,208
Encore Acquisition Co. (a)	3,600	134,640
Exxon Mobil Corp.	5,000	343,050
Marathon Oil Corp.	6,100	194,590
Murphy Oil Corp.	2,800	161,196
Southern Union Co.	7,700	160,083
Teekay Corp.	2,000	43,740
Tesoro Corp.	10,300	154,294
Valero Energy Corp.	8,400	162,876
Williams Cos., Inc.	3,200	57,184

		1,746,984

Total Energy		3,337,191

Financials — 7.2%
Commercial Banks — 0.5%
Wells Fargo & Co.	1,900	53,542

Diversified Financial Services — 1.3%
Bank of America Corp.	3,700	62,604
JPMorgan Chase & Co.	2,200	96,404

		159,008

Insurance — 5.4%
Allied World Assurance Holdings Ltd.	3,300	158,169
American Financial Group, Inc.	6,100	155,550
Endurance Specialty Holdings Ltd.	4,700	171,409
PartnerRe Ltd.	2,100	161,574

		646,702

Total Financials		859,252

Health Care — 25.5%
Biotechnology — 2.1%
Amgen, Inc. (a)	4,100	246,943

Health Care Equipment & Supplies — 1.3%
Kinetic Concepts, Inc. (a)	4,300	159,014

Health Care Providers & Services — 12.8%
AmerisourceBergen Corp.	7,800	174,564
Community Health Systems, Inc. (a)	5,000	159,650
Coventry Health Care, Inc. (a)	7,700	153,692
Health Management Associates, Inc., Class A (a)	20,200	151,298
Humana, Inc. (a)	4,400	164,120
Lincare Holdings, Inc. (a)	4,800	150,000
Medco Health Solutions, Inc. (a)	3,600	199,116
UnitedHealth Group, Inc.	7,700	192,808
WellPoint, Inc. (a)	3,800	179,968

		1,525,216

Health Care Technology — 1.5%
IMS Health, Inc.	11,200	171,920

Pharmaceuticals — 7.8%
Forest Laboratories, Inc. (a)	5,800	170,752
Johnson & Johnson	1,700	103,513
Pfizer, Inc.	1,100	18,205
Schering-Plough Corp.	7,800	220,350
Watson Pharmaceuticals, Inc. (a)	4,400	161,216
Wyeth	5,200	252,616

		926,652

Total Health Care		3,029,745

See Notes to Financial Statements.

8	BLACKROCK LARGE CAP CORE PLUS FUND	SEPTEMBER 30, 2009

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Industrials — 14.9%
Aerospace & Defense — 5.0%
ITT Corp.	3,000	$156,450
Lockheed Martin Corp.	1,000	78,080
Northrop Grumman Corp.	3,700	191,475
Raytheon Co.	3,500	167,895

		593,900

Construction & Engineering — 2.8%
KBR, Inc.	7,200	167,688
Shaw Group, Inc. (a)	5,300	170,077

		337,765

Electrical Equipment — 1.2%
General Cable Corp. (a)	3,600	140,940

Industrial Conglomerates — 2.3%
Carlisle Cos., Inc.	4,800	162,768
General Electric Co.	6,500	106,730

		269,498

Machinery — 2.1%
Harsco Corp.	2,600	92,066
Timken Co.	6,500	152,295

		244,361

Professional Services — 1.4%
Manpower, Inc.	3,000	170,130

Road & Rail — 0.1%
CSX Corp.	400	16,744

Total Industrials		1,773,338

Information Technology — 18.1%
Communications Equipment — 0.4%
Cisco Systems, Inc. (a)	1,900	44,726

Computers & Peripherals — 6.9%
Apple, Inc. (a)	500	92,685
International Business Machines Corp.	3,300	394,713
Teradata Corp. (a)	6,200	170,624
Western Digital Corp. (a)	4,500	164,385

		822,407

Electronic Equipment, Instruments & Components — 2.6%
Ingram Micro, Inc., Class A (a)	9,100	153,335
Tech Data Corp. (a)	3,700	153,957

		307,292

IT Services — 4.1%
Broadridge Financial Solutions LLC	7,300	146,730
Computer Sciences Corp. (a)	3,100	163,401
Hewitt Associates, Inc., Class A (a)	4,300	156,649
The Western Union Co.	1,300	24,596

		491,376

Internet Software & Services — 0.4%
Google, Inc., Class A (a)	100	49,585

Common Stocks	Shares	Value

Information Technology (concluded)
Semiconductors & Semiconductor Equipment — 1.0%
Intel Corp.	900	$17,613
Texas Instruments, Inc.	4,100	97,129

		114,742

Software — 2.7%
CA, Inc.	8,000	175,920
Microsoft Corp.	5,800	150,162

		326,082

Total Information Technology		2,156,210

Materials — 5.1%
Chemicals — 0.5%
Lubrizol Corp.	800	57,168

Containers & Packaging — 2.6%
Bemis Co.	5,800	150,278
Pactiv Corp. (a)	5,900	153,695

		303,973

Metals & Mining — 2.0%
Commercial Metals Co.	7,800	139,620
Walter Industries, Inc.	1,600	96,096

		235,716

Paper & Forest Products — 0.0%
International Paper Co.	100	2,223

Total Materials		599,080

Telecommunication Services — 3.7%
Diversified Telecommunication Services — 3.7%
AT&T Inc.	3,100	83,731
CenturyTel, Inc.	5,000	168,000
Qwest Communications International, Inc.	43,200	164,592
Verizon Communications, Inc.	900	27,243

Total Telecommunication Services		443,566

Utilities — 8.4%
Electric Utilities — 0.5%
Edison International	1,900	63,802

Gas Utilities — 1.4%
Atmos Energy Corp.	700	19,726
UGI Corp.	5,800	145,348

		165,074

Independent Power Producers & Energy Traders — 4.2%
The AES Corp. (a)	11,100	164,502
Calpine Corp. (a)	1,700	19,584
Mirant Corp. (a)	9,200	151,156
NRG Energy, Inc. (a)	6,000	169,140

		504,382

Multi-Utilities — 2.3%
CMS Energy Corp.	11,800	158,120
NiSource, Inc.	8,500	118,065

		276,185

Total Utilities		1,009,443

Total Long-Term Investments (Cost — $12,889,291) — 129.7%		15,429,353

See Notes to Financial Statements.

BLACKROCK LARGE CAP CORE PLUS FUND	SEPTEMBER 30, 2009	9

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Short-Term Securities	Shares	Value

BlackRock Liquidity Funds, TempFund, Institutional Class, 0.20% (b)(c)	48,099	$48,099

Total Short-Term Securities (Cost — $48,099) — 0.4%		48,099

Total Investments Before Investments Sold Short (Cost — $12,937,390*) — 130.1%		15,477,452

Investments Sold Short

Consumer Discretionary — (4.9)%
Auto Components — (0.9)%
BorgWarner, Inc.	1,200	(36,312)
The Goodyear Tire & Rubber Co.	2,200	(37,466)
Johnson Controls, Inc.	1,400	(35,784)

		(109,562)

Automobiles — (0.6)%
Ford Motor Co.	4,900	(35,329)
Harley-Davidson, Inc.	1,500	(34,500)

		(69,829)

Diversified Consumer Services — (0.4)%
Strayer Education, Inc.	200	(43,536)

Hotels, Restaurants & Leisure — (0.9)%
Las Vegas Sands Corp.	2,100	(35,364)
Wendy’s	6,800	(32,164)
Wynn Resorts Ltd.	500	(35,445)

		(102,973)

Household Durables — (0.1)%
Harman International Industries, Inc.	400	(13,552)

Leisure Equipment & Products — (0.2)%
Eastman Kodak Co.	5,700	(27,246)

Media — (0.9)%
Central European Media Enterprises Ltd., Class A	1,000	(34,250)
Liberty Media Corp., Entertainment, Class A	1,300	(40,443)
News Corp., Class A	3,000	(35,970)

		(110,663)

Multiline Retail — (0.3)%
Saks, Inc.	5,100	(34,782)

Specialty Retail — (0.3)%
O’Reilly Automotive, Inc.	1,000	(36,140)

Textiles, Apparel & Luxury Goods — (0.3)%
Nike, Inc., Class B	600	(38,820)

Total Consumer Discretionary		(587,103)

Consumer Staples — (1.5)%
Beverages — (0.6)%
Central European Distribution Corp.	1,200	(39,312)
The Coca-Cola Co.	700	(37,590)

		(76,902)

Food & Staples Retailing — (0.3)%
Costco Wholesale Corp.	600	(33,876)

Household Products — (0.3)%
The Procter & Gamble Co.	700	(40,544)

Personal Products — (0.3)%
Avon Products, Inc.	1,100	(37,356)

Total Consumer Staples		(188,678)

Investments Sold Short	Shares	Value

Energy — (0.5)%
Oil, Gas & Consumable Fuels — (0.5)%
CNX Gas Corp.	200	$(6,140)
Devon Energy Corp.	500	(33,665)
PetroHawk Energy Corp.	600	(14,526)

Total Energy		(54,331)

Financials — (5.7)%
Capital Markets — (1.5)%
The Bank of New York Mellon Corp.	1,200	(34,788)
The Charles Schwab Corp.	1,900	(36,385)
GLG Partners, Inc.	8,200	(33,046)
Lazard Ltd., Class A	900	(37,179)
State Street Corp.	500	(26,300)
T. Rowe Price Group, Inc.	300	(13,710)

		(181,408)

Commercial Banks — (1.7)%
BB&T Corp.	1,300	(35,412)
First Horizon National Corp.	1	(8)
KeyCorp	5,100	(33,150)
Regions Financial Corp.	1,100	(6,831)
SunTrust Banks, Inc.	1,600	(36,080)
U.S. Bancorp	1,700	(37,162)
Wells Fargo & Co.	1,200	(33,816)
Zions Bancorporation	1,400	(25,158)

		(207,617)

Diversified Financial Services — (1.1)%
CIT Group, Inc.	16,300	(19,723)
Citigroup, Inc.	7,600	(36,784)
IntercontinentalExchange, Inc.	400	(38,876)
Leucadia National Corp.	1,300	(32,136)

		(127,519)

Insurance — (1.1)%
The Allstate Corp.	800	(24,496)
Hartford Financial Services Group, Inc.	1,200	(31,800)
Marsh & McLennan Cos., Inc.	1,400	(34,622)
The Progressive Corp.	2,100	(34,818)

		(125,736)

Thrifts & Mortgage Finance — (0.3)%
Capitol Federal Financial	1,100	(36,212)

Total Financials		(678,492)

Health Care — (3.0)%
Biotechnology — (1.9)%
The Abraxis Bioscience, Inc.	1,000	(36,380)
Amylin Pharmaceuticals, Inc.	2,500	(34,225)
Celgene Corp.	700	(39,130)
Genzyme Corp.	700	(39,711)
Gilead Sciences, Inc.	800	(37,264)
Vertex Pharmaceuticals, Inc.	1,000	(37,900)

		(224,610)

Health Care Equipment & Supplies — (0.6)%
Becton Dickinson & Co.	500	(34,875)
St. Jude Medical, Inc.	900	(35,109)

		(69,984)

Health Care Providers & Services — (0.3)%
Express Scripts, Inc.	500	(38,790)

Life Sciences Tools & Services — (0.2)%
Covance, Inc.	600	(32,490)

Total Health Care		(365,874)

See Notes to Financial Statements.

10	BLACKROCK LARGE CAP CORE PLUS FUND	SEPTEMBER 30, 2009

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Investments Sold Short	Shares	Value

Industrials — (4.0)%
Aerospace & Defense — (0.3)%
Boeing Co.	700	$(37,905)

Airlines — (1.2)%
AMR Corp.	4,100	(32,595)
Continental Airlines, Inc., Class B	2,100	(34,524)
Delta Air Lines, Inc.	4,000	(35,840)
Southwest Airlines Co.	3,600	(34,560)

		(137,519)

Building Products — (0.3)%
USG Corp.	1,900	(32,642)

Commercial Services & Supplies — (0.3)%
Republic Services, Inc., Class A	1,300	(34,541)

Electrical Equipment — (0.7)%
First Solar, Inc.	300	(45,858)
SunPower Corp., Class A	1,200	(35,868)

		(81,726)

Industrial Conglomerates — (0.3)%
Textron, Inc.	1,900	(36,062)

Machinery — (0.6)%
Caterpillar, Inc.	600	(30,798)
PACCAR, Inc.	1,000	(37,710)

		(68,508)

Road & Rail — (0.3)%
Kansas City Southern	1,300	(34,437)

Total Industrials		(463,340)

Information Technology — (5.7)%
Communications Equipment — (1.1)%
Brocade Communications Systems, Inc.	4,300	(33,798)
Ciena Corp.	2,200	(35,816)
Juniper Networks, Inc.	700	(18,914)
Motorola, Inc.	4,300	(36,937)

		(125,465)

Electronic Equipment, Instruments & Components — (0.7)%
Agilent Technologies, Inc.	300	(8,349)
Itron, Inc.	600	(38,484)
National Instruments Corp.	1,300	(35,919)

		(82,752)

IT Services — (0.9)%
MasterCard, Inc., Class A	200	(40,430)
Paychex, Inc.	1,200	(34,860)
Visa, Inc., Class A	500	(34,555)

		(109,845)

Internet Software & Services — (0.1)%
Yahoo! Inc.	400	(7,124)

Semiconductors & Semiconductor Equipment — (2.0)%
Advanced Micro Devices, Inc.	6,000	(33,960)
Applied Materials, Inc.	2,800	(37,520)
Lam Research Corp.	1,100	(37,576)
LSI Corp.	5,100	(27,999)
MEMC Electronic Materials, Inc.	2,000	(33,260)
Rambus, Inc.	2,000	(34,800)
Teradyne, Inc.	4,100	(37,925)

		(243,040)

Investments Sold Short	Shares	Value

Information Technology (concluded)
Software — (0.9)%
Activision Blizzard, Inc.	2,900	$(35,931)
Electronic Arts, Inc.	1,700	(32,385)
Intuit, Inc.	1,300	(37,050)

		(105,366)

Total Information Technology		(673,592)

Materials — (2.1)%
Chemicals — (0.9)%
The Dow Chemical Co.	1,400	(36,498)
Monsanto Co.	500	(38,700)
The Mosaic Co.	700	(33,649)

		(108,847)

Construction Materials — (0.6)%
Martin Marietta Materials, Inc.	400	(36,828)
Vulcan Materials Co.	700	(37,849)

		(74,677)

Metals & Mining — (0.3)%
Alcoa, Inc.	2,700	(35,424)

Paper & Forest Products — (0.3)%
Weyerhaeuser Co.	900	(32,985)

Total Materials		(251,933)

Telecommunication Services — (0.9)%
Diversified Telecommunication Services — (0.3)%
Clearwire Corp., Class A	3,900	(31,707)

Wireless Telecommunication Services — (0.6)%
American Tower Corp., Class A	1,000	(36,400)
Leap Wireless International, Inc.	1,800	(35,190)

		(71,590)

Total Telecommunication Services		(103,297)

Utilities — (1.5)%
Electric Utilities — (0.9)%
PPL Corp.	1,200	(36,408)
Progress Energy, Inc.	900	(35,154)
The Southern Co.	1,100	(34,837)

		(106,399)

Independent Power Producers & Energy Traders — (0.3)%
Constellation Energy Group, Inc.	1,100	(35,607)

Multi-Utilities — (0.3)%
Consolidated Edison, Inc.	900	(36,846)

Total Utilities		(178,852)

Total Investments Sold Short (Proceeds — $3,503,288) — (29.8)%		(3,545,492)

Total Investments, Net of Investments Sold Short — 100.3%		11,931,960
Liabilities in Excess of Other Assets — (0.3)%		(38,334)

Net Assets — 100.0%		$11,893,626

See Notes to Financial Statements.

BLACKROCK LARGE CAP CORE PLUS FUND	SEPTEMBER 30, 2009	11

Schedule of Investments (concluded)

*	The cost and unrealized appreciation (depreciation) of investments as of September 30, 2009, as computed for federal income tax purposes, were as follows:

Aggregate cost	$13,757,448

Gross unrealized appreciation	$2,372,381
Gross unrealized depreciation	(652,377)

Net unrealized appreciation	$1,720,004

(a)	Non-income producing security.

(b)	Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

Affiliate	Net Activity	Income

BlackRock Liquidity Funds, TempFund, Institutional Class	$48,099	$36
BlackRock Liquidity Series, LLC Cash Sweep Series	$(5)	$486

(c)	Represents the current yield as of report date.

•

For Fund compliance purposes, the Fund’s sector and industry classifications refer to any one or more of the sector and industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sector and industry sub-classifications for reporting ease.

•	FairValue Measurements —Various inputs are used in determining the fair value of investments, which are as follows:

• Level 1 — price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of September 30, 2009 in determining the fair valuation of the Fund’s investments:

Valuation Inputs	Investments in Securities

	Assets	Liabilities

Level 1
Long-Term Investments[1]	$15,429,353	—
Investments Sold Short[1]	—	$(3,545,492)
Short-Term Securities	48,099	—

Total Level 1	15,477,452	(3,545,492)
Level 2	—	—
Level 3	—	—

Total	$15,477,452	$(3,545,492)

[1]	See above Schedule of Investments for values in each industry.

See Notes to Financial Statements.

12	BLACKROCK LARGE CAP CORE PLUS FUND	SEPTEMBER 30, 2009

Statement of Assets and Liabilities

September 30, 2009

Assets

Investments at value — unaffiliated (cost — $12,889,291)	$15,429,353
Investments at value — affiliated (cost — $48,099)	48,099
Investments sold receivable — unaffiliated	56,218
Investments sold receivable — affiliated	17,895
Cash	20,241
Investment advisory fees receivable	17,278
Dividends receivable	12,873
Prepaid expenses	2,453

Total assets	15,604,410

Liabilities

Investments sold short at value (proceeds — $3,503,288)	3,545,492
Investments purchased payable	49,463
Capital shares redeemed payable	20,655
Service and distribution fees payable	5,079
Dividends on short sales payable	2,129
Officer’s and Directors’ fees payable	9
Other affiliates payable	260
Other accrued expenses payable	87,697

Total liabilities	3,710,784

Net Assets	$11,893,626

Net Assets Consist of

Paid-in capital	$18,360,705
Undistributed net investment income	155,823
Accumulated net realized loss	(9,120,760)
Net unrealized appreciation/depreciation	2,497,858

Net Assets	$11,893,626

Net Asset Value

Institutional — Based on net assets of $3,630,371 and 478,664 shares outstanding, $0.10 par value, 400 million shares authorized	$7.58

Investor A — Based on net assets of $2,797,566 and 370,696 shares outstanding, $0.10 par value, 300 million shares authorized	$7.55

Investor C — Based on net assets of $5,465,689 and 734,021 shares outstanding, $0.10 par value, 400 million shares authorized	$7.45

See Notes to Financial Statements.

BLACKROCK LARGE CAP CORE PLUS FUND	SEPTEMBER 30, 2009	13

Statements of Operations

	Period November 1, 2008 to September 30, 2009	Period December 19, 2007[1] to October 31, 2008

Investment Income

Dividends	$350,312	$318,197
Income — affiliated	522	10,832
Interest	3	7,527

Total income	350,837	336,556

Expenses

Investment advisory	175,817	230,880
Professional	53,290	73,455
Service — Investor A	5,636	4,528
Service and distribution — Investor C	47,216	33,310
Accounting services	45,429	17,592
Registration	34,113	11,871
Printing	32,124	30,697
Stock loan fees	31,591	62,658
Interest	30,084	1,181
Custodian	27,347	59,876
Officer and Directors	16,745	13,444
Transfer agent — Institutional	8,597	8,426
Transfer agent — Investor A	2,324	1,902
Transfer agent — Investor C	4,678	2,910
Organization and offering	14,417	140,227
Miscellaneous	15,666	11,423

Total expenses excluding dividend expense	545,074	704,380
Dividend expense	71,406	106,243

Total expenses	616,480	810,623
Less fees waived by advisor	(378,790)	—
Less fees reimbursed by advisor	—	(42,681)
Less transfer agent fees reimbursed — class specific	(12,877)	—

Total expenses after fees waived and reimbursed	224,813	767,942

Net investment income (loss)	126,024	(431,386)

Realized and Unrealized Gain (Loss)

Net realized gain (loss) from:
Investments	(6,832,635)	(4,520,308)
Short sales	1,466,171	781,483

	(5,366,464)	(3,738,825)

Change in unrealized appreciation/depreciation on:
Investments	8,563,111	(6,023,049)
Short sales	(2,614,415)	2,572,211

	5,948,696	(3,450,838)

Total realized and unrealized gain (loss)	582,232	(7,189,663)

Net Increase (Decrease) in Net Assets Resulting from Operations	$708,256	$(7,621,049)

[1]	Commencement of operations.

See Notes to Financial Statements.

14	BLACKROCK LARGE CAP CORE PLUS FUND	SEPTEMBER 30, 2009

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets:	Period November 1, 2008 to September 30, 2009	Period December 19, 2007[1] to October 31, 2008

Operations

Net investment income (loss)	$126,024	$(431,386)
Net realized loss	(5,366,464)	(3,738,825)
Net change in unrealized appreciation/depreciation	5,948,696	(3,450,838)

Net increase (decrease) in net assets resulting from operations	708,256	(7,621,049)

Capital Share Transactions

Net increase (decrease) in net assets derived from capital share transactions	(9,105,218)	27,911,637

Net Assets

Total increase (decrease) in net assets	(8,396,962)	20,290,588
Beginning of period	20,290,588	—

End of period	$11,893,626	$20,290,588

Undistributed net investment income	$155,823	$7,230

[1]	Commencement of operations.

See Notes to Financial Statements.

BLACKROCK LARGE CAP CORE PLUS FUND	SEPTEMBER 30, 2009	15

Financial Highlights

	Institutional		Investor A		Investor C

	Period November 1, 2008 to September 30, 2009	Period December 19, 2007[1] to October 31, 2008	Period November 1, 2008 to September 30, 2009	Period December 19, 2007[1] to October 31, 2008	Period November 1, 2008 to September 30, 2009	Period December 19, 2007[1] to October 31, 2008

Per Share Operating Performance

Net asset value, beginning of period	$6.98	$10.00	$6.96	$10.00	$6.91	$10.00

Net investment income (loss)[2]	0.06	(0.16)	0.07	(0.17)	0.03	(0.23)
Net realized and unrealized gain (loss)	0.54	(2.86)	0.52	(2.87)	0.51	(2.86)

Net increase (decrease) from investment operations	0.60	(3.02)	0.59	(3.04)	0.54	(3.09)

Net asset value, end of period	$7.58	$6.98	$7.55	$6.96	$7.45	$6.91

Total Investment Return[3]

Based on net asset value	8.60%[4]	(30.20)%[4]	8.48%[4]	(30.40)%[4]	7.81%[4]	(30.90)%[4]

Ratios to Average Net Assets[5]

Total expenses	3.81%	4.14%	4.14%	4.18%	4.88%	4.46%

Total expenses after fees waived and reimbursed	1.33%	3.85%	1.26%	4.14%	1.99%	4.43%

Total expenses after fees waived and reimbursed and excluding dividend expense	0.85%	3.23%	0.76%	3.51%	1.50%	4.23%

Net investment income (loss)	1.05%	(2.04)%	1.16%	(2.30)%	0.41%	(3.03)%

Supplemental Data

Net assets, end of period (000)	$3,630	$14,672	$2,798	$1,815	$5,466	$3,804

Portfolio turnover	193%	109%	193%	109%	193%	109%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]	Annualized.

See Notes to Financial Statements.

16	BLACKROCK LARGE CAP CORE PLUS FUND	SEPTEMBER 30, 2009

Notes to Financial Statements

1. Organization and Significant Accounting Policies:

BlackRock Large Cap Core Plus Fund (the “Fund”) of BlackRock Large Cap Series Funds, Inc. (the “Corporation”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. The Corporation is organized as a Maryland corporation. The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. Actual results may differ from these estimates. During the period, the Fund changed its fiscal year end to September 30. The Fund offers multiple classes of shares. Institutional Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are generally sold with a front-end sales charge. Investor C Shares may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Investor A and Investor C Shares bear certain expenses related to the shareholder servicing of such shares, and Investor C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures.

The following is a summary of significant accounting policies followed by the Fund:

Valuation: Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used unless it is determined that such prior day’s price no longer reflects the fair value of the security. Investments in open-end investment companies are valued at their net asset value each business day. The Fund values its investment in BlackRock Liquidity Series, LLC, Cash Sweep Series at fair value, which is ordinarily based upon their pro rata ownership in the net assets of the underlying fund.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or is not available, the investment will be valued by a method approved by the Board of Directors (the “Board”) as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or sub-advisor seeks to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Short Sales: When the Fund engages in a short sale, an amount equal to the proceeds received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. When the Fund makes a short sale, it will borrow the security sold short and deliver it to the broker-dealer with which it made the short sale. The Fund maintains a segregated account of securities as collateral for the short sales. The Fund is exposed to market risk based on the amount, if any, that the market value of the security increases beyond the market value at which the position was sold. Thus, a short sale of a security involves the risk that instead of declining, the price of the security sold short will rise. The short sale of securities involves the possibility of a theoretically unlimited loss since there is a theoretically unlimited potential for the market price of the security sold short to increase. The Fund is required to repay the counterparty any dividends or interest received on the security sold short. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited as to the dollar amount, will be recognized upon the termination of a short sale if the market price is greater or less than the proceeds originally received.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Fund either delivers collateral or segregates assets in connection with certain investments (e.g., short sales) the Fund will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or other liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party has requirements to deliver/deposit securities as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income is recognized on the accrual basis.

Dividends and Distributions: Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

BLACKROCK LARGE CAP CORE PLUS FUND	SEPTEMBER 30, 2009	17

Notes to Financial Statements (continued)

Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s US tax returns remains open for the periods ended October 31, 2008 and September 30, 2009.

Recent Accounting Standards: In June 2009, amended guidance was issued by the Financial Accounting Standards Board for transfers of financial assets. This guidance is intended to improve the relevance, representational faithfulness and comparability of the information that a reporting entity provides in its financial statements about a transfer of financial assets; the effects of a transfer on its financial position, financial performance, and cash flows; and a transferor’s continuing involvement, if any, in transferred financial assets. The amended guidance is effective for financial statements for fiscal years and interim periods beginning after November 15, 2009. Earlier application is prohibited. The recognition and measurement provisions of this guidance must be applied to transfers occurring on or after the effective date. Additionally, the enhanced disclosure provisions of the amended guidance should be applied to transfers that occurred both before and after the effective date of this guidance. The impact of this guidance on the Fund’s financial statements and disclosures, if any, is currently being assessed.

Organization and Offering Costs: Upon commencement of operations, organization costs associated with the establishment of the Fund were expensed by the Fund. Offering costs are amortized over a twelve-month period beginning with the commencement of operations. For the period ended October 31, 2008, the investment advisor reimbursed organization costs, which are shown as fees reimbursed by advisor in the Statements of Operations.

Other: Expenses directly related to the Fund or its classes are charged to that Fund or class. Other operating expenses shared by several funds are prorated among those funds on the basis of relative net assets or other appropriate methods. Other expenses of the Fund are allocated daily to each class based on their relative net assets.

2. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) and Bank of America Corporation (“BAC”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). BAC became a stockholder of BlackRock following its acquisition of Merrill Lynch & Co., Inc. (“Merrill Lynch”) on January 1, 2009. Prior to that date, both PNC and Merrill Lynch were considered affiliates of the Fund under the 1940 Act. Subsequent to the acquisition, PNC remains an affiliate, but due to the restructuring of Merrill Lynch’s ownership interest of BlackRock, BAC is not deemed to be an affiliate under the 1940 Act.

The Corporation, on behalf of the Fund, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services.

The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operation of the Fund. For such services, the Fund pays the Manager a monthly fee at an annual rate of 1.20% of the average daily value of the Fund’s net assets.

The Manager voluntarily agreed to waive fees or reimburse expenses so that the Fund’s operating expense ratio would not exceed 1.50% for Institutional Shares, 1.80% for Investor A Shares and 2.50% for Investor C Shares. The fee waiver or reimbursement is voluntary and could be discontinued by the Manager at any time. The Manager may in its discretion waive or reimburse additional amounts. For the period November 1, 2008 to September 30, 2009, the Manager waived $378,767, which is included in fees waived by advisor in the Statements of Operations.

The Manager has voluntarily agreed to waive its advisory fee by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. For the period November 1, 2008 to September 30, 2009, the Manager waived $23, which is included in fees waived by advisor in the Statements of Operations.

The Manager has entered into a separate sub-advisory agreement with BlackRock Investment Management, LLC (“BIM”), an affiliate of the Manager, under which the Manager pays BIM for services it provides, a monthly fee that is a percentage of the investment advisory fee paid by the Fund to the Manager.

For the period November 1, 2008 to September 30, 2009 and the period December 19, 2007 to October 31, 2008, the Fund reimbursed the Manager $302 and $342, respectively, for certain accounting services, which is included in accounting services in the Statements of Operations.

The Corporation, on behalf of the Fund, has entered into a Distribution Agreement and Distribution Plans with BlackRock Investments, LLC (“BRIL”), which is an affiliate of BlackRock.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

	Service Fee	Distribution Fee

Investor A	0.25%	—
Investor C	0.25%	0.75%

18	BLACKROCK LARGE CAP CORE PLUS FUND	SEPTEMBER 30, 2009

Notes to Financial Statements (continued)

Pursuant to sub-agreements with BRIL, broker-dealers, including Merrill Lynch, Pierce, Fenner & Smith Incorporated, a wholly owned subsidiary of Merrill Lynch, and BRIL provide shareholder servicing and distribution services to the Fund. The ongoing service fee and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution-related services to Investor A and Investor C shareholders.

Affiliates including Merrill Lynch, until December 31, 2008 (after which time Merrill Lynch was no longer considered an affiliate) for the period November 1, 2008 to September 30, 2009 and the period December 19, 2007 to October 31, 2008, earned underwriting discounts and direct commissions and its affiliates earned dealer concessions on sales of the Fund’s Investor A Shares, which total $595 and $93,268, respectively, and affiliates received contingent deferred sales charges of $4,480 and $4,307, respectively, relating to transactions in Investor C Shares. Furthermore, affiliates also received contingent deferred sales charges of $49 relating to transactions subject to front-end sales charge waivers on Investor A Shares for the period December 19, 2007 to October 31, 2008.

PNC Global Investment Servicing (U.S.) Inc., an indirect, wholly owned subsidiary of PNC and an affiliate of the Manager, serves as transfer agent and dividend disbursing agent. Each class of the Fund bears the costs of transfer agent fees associated with such respective classes. Transfer agency fees borne by each class of the Fund are comprised of those fees charged for all shareholder communications including mailing of shareholder reports, dividend and distribution notices, and proxy materials for shareholder meetings, as well as per account and per transaction fees related to servicing and maintenance of shareholder accounts, including the issuing, redeeming and transferring of shares of each class of the Fund, 12b-1 fee calculation, check writing, anti-money laundering services, and customer identification services.

The Manager also reimbursed the Fund for transfer agent fees which are shown as transfer agent fees reimbursed — class specific in the Statements of Operations. The following chart shows the class specific expenses reimbursed:

Institutional	$7,045
Investor A	$1,584
Investor C	$4,248

Pursuant to written agreements, certain affiliates provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these affiliates receive an annual fee per shareholder account which will vary depending on share class. For the period November 1, 2008 to September 30, 2009 and the period December 19, 2007 to October 31, 2008, the Fund paid $4,113 and $9,357, respectively, in return for these services, which is included in transfer agent in the Statements of Operations.

The Manager maintains a call center, which is responsible for providing certain shareholder services to the Fund, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. For the period November 1, 2008 to September 30, 2009 and the period December 19, 2007 to October 31, 2008, the Fund reimbursed the Manager the following amounts for costs incurred running the call center, which are included in transfer agent in the Statements of Operations:

	Period November 1, 2008 to September 30, 2009	Period December 19, 2007 to October 31, 2008

Institutional	$101	$107
Investor A	$47	$31
Investor C	$76	$48

Certain officers and/or directors of the Corporation are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for compensation paid to the Corporation’s Chief Compliance Officer.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the period November 1, 2008 to September 30, 2009 were $40,651,244 and $53,889,109, respectively.

4. Short-Term Borrowings:

The Fund along with certain other funds managed by the Manager and its affiliates, is a party to a $500 million credit agreement with a group of lenders, which expired in November 2009 and was subsequently renewed until November 2010. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund’s current Prospectus and Statement of Additional Information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of 0.08% per annum based on the Fund’s pro rata share of the unused portion of the credit agreement, which is included in miscellaneous in the Statements of Operations. Amounts borrowed under the credit agreement bear interest at a rate equal to the higher of the (a) federal funds effective rate and (b) reserve adjusted one month LIBOR, plus, in each case, the higher of (i) 1.50% and (ii) 50% of the CDX Index (as defined in the credit agreement). The Fund did not borrow under the credit agreement during the period November 1, 2008 to September 30, 2009.

5. Concentration, Market and Credit Risk:

The Fund invests a significant portion of its assets in securities in the energy and health care sectors. Please see the Schedule of Investments for these securities. Changes in economic conditions affecting the energy and health care sectors would have a greater impact on the Fund, and could

BLACKROCK LARGE CAP CORE PLUS FUND	SEPTEMBER 30, 2009	19

Notes to Financial Statements (concluded)

affect the value, income and/or liquidity of positions in such securities. In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an entity with which the Fund has unsettled or open transactions may default. Financial assets, which potentially expose the Fund to credit and counterparty risks, consist principally of investments and cash due from counterparties. The extent of the Fund’s exposure to credit and counterparty risks with respect to these financial assets is approximated by their value recorded in the Fund’s Statement of Assets and Liabilities.

6. Income Tax Information:

Reclassifications: Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of September 30, 2009 attributable to non-deductible expenses were reclassified to the following accounts:

Paid-in capital	$(14,417)
Undistributed net investment income	$22,569
Accumulated net realized loss	$(8,152)

As of September 30, 2009, the tax components of accumulated net losses were as follows:

Undistributed ordinary income	$155,823
Capital loss carryforwards	(8,300,702)
Net unrealized gains*	1,677,800

Total accumulated net losses	$(6,467,079)

*

The differences between book-basis and tax-basis net unrealized gains were attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on constructive sales.

As of September 30, 2009, the Fund had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates:

Expires September 30,

2016	$2,562,227
2017	5,738,475

Total	$8,300,702

7. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Period November 1, 2008 to September 30, 2009		Period December 19, 2007[1] to October 31, 2008

	Shares	Amount	Shares	Amount

Institutional

Shares sold	354,771	$2,318,749	2,918,558	$27,033,868
Shares redeemed	(1,978,967)	(13,331,663)	(815,698)	(6,765,155)

Net increase (decrease)	(1,624,196)	$(11,012,914)	2,102,860	$20,268,713

Investor A

Shares sold	193,867	$1,280,055	371,276	$3,440,020
Shares redeemed	(83,866)	(546,872)	(110,581)	(923,052)

Net increase	110,001	$733,183	260,695	$2,516,968

Investor C

Shares sold	527,745	$3,394,219	633,891	$5,839,027
Shares redeemed	(343,960)	(2,219,706)	(83,655)	(713,071)

Net increase	183,785	$1,174,513	550,236	$5,125,956

[1]	Commencement of operations.

8. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through November 25, 2009, the date the financials statements were issued, and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

20	BLACKROCK LARGE CAP CORE PLUS FUND	SEPTEMBER 30, 2009

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of BlackRock Large Cap Series Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock Large Cap Core Plus Fund, one of the series constituting BlackRock Large Cap Series Funds, Inc. (the “Fund”), as of September 30, 2009, and the related statements of operations, changes in net assets, and the financial highlights for the periods December 19, 2007 (commencement of operations) through October 31, 2008 and November 1, 2008 through September 30, 2009. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.

Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of the securities owned as of September 30, 2009, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Large Cap Core Plus Fund of BlackRock Large Cap Series Funds, Inc. as of September 30, 2009, the results of its operations, the changes in its net assets, and the financial highlights for the periods December 19, 2007 (commencement of operations) through October 31, 2008 and November 1, 2008 through September 30, 2009 in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
November 25, 2009

BLACKROCK LARGE CAP CORE PLUS FUND	SEPTEMBER 30, 2009	21

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement

The Board of Trustees (the “Board,” and the members of which are referred to as “Board Members”) of BlackRock Large Cap Series Funds, Inc. (the “Corporation”) met on April 16, 2009 and May 21 – 22, 2009 to consider the approval of the Corporation’s investment advisory agreement (the “Advisory Agreement”) with BlackRock Advisors, LLC (the “Manager”), the Corporation’s investment advisor, on behalf of BlackRock Large Cap Core Plus Fund (the “Fund”), a series of the Corporation. The Board also considered the approval of the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Manager and BlackRock Investment Management, LLC (the “Sub-Advisor”) with respect to the Fund. The Manager and the Sub-Advisor are referred to herein as “BlackRock.” The Advisory Agreement and the Sub-Advisory Agreement are referred to herein as the “Agreements.”

Activities and Composition of the Board

The Board of the Corporation consists of thirteen individuals, eleven of whom are not “interested persons” of the Corporation as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Corporation and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Co-Chairs of the Board are each Independent Board Members. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight and Contract Committee and an Executive Committee, each of which is composed of Independent Board Members (except for the Performance Oversight and Contract Committee and the Executive Committee, which each have one interested Board Member) and is chaired by Independent Board Members.

The Agreements

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreements on an annual basis. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services provided to the Fund by the personnel of BlackRock and its affiliates, including investment management, administrative and shareholder services, oversight of fund accounting and custody, marketing services and assistance in meeting applicable legal and regulatory requirements.

Throughout the year, the Board, acting directly and through its committees, considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the Fund and its shareholders. Among the matters the Board considered were: (a) investment performance for the one-year and since-inception periods against peer funds, and applicable benchmarks, if any, as well as senior management and portfolio managers’ analysis of the reasons for any out performance or under-performance against its peers; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Fund for services, such as transfer agency, marketing and distribution, call center and fund accounting; (c) Fund operating expenses; (d) the resources devoted to and compliance reports relating to the Fund’s investment objective, policies and restrictions; (e) the Corporation’s compliance with its Code of Ethics and compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality; (j) BlackRock’s implementation of the Corporation’s valuation and liquidity procedures; and (k) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April 16, 2009 meeting, the Board requested and received materials specifically relating to the Agreements. The Board is engaged in an ongoing process with BlackRock to continuously review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April meeting included: (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on Fund fees and expenses, and the investment performance of the Fund as compared with a peer group of funds as determined by Lipper (collectively, “Peers”); (b) information on the profitability of the Agreements to BlackRock and a discussion of fall-out benefits to BlackRock and its affiliates and significant shareholders; (c) a general analysis provided by BlackRock concerning investment advisory fees charged to other clients, such as institutional clients and closed-end funds, under similar investment mandates, as well as the performance of such other clients; (d) the impact of economies of scale; (e) a summary of aggregate amounts paid by the Fund to BlackRock; (f) sales and redemption data regarding the Fund’s shares; and (g) an internal comparison of management fees classified by Lipper, if applicable.

22	BLACKROCK LARGE CAP CORE PLUS FUND	SEPTEMBER 30, 2009

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (continued)

At an in-person meeting held on April 16, 2009, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the April 16, 2009 meeting, the Board presented BlackRock with questions and requests for additional information and BlackRock responded to these requests with additional written information in advance of the May 21 – 22, 2009 Board meeting.

At an in-person meeting held on May 21 – 22, 2009, the Board Members of the Corporation present at the meeting, including the Independent Board Members present at the meeting, unanimously approved the continuation of the Advisory Agreement between the Manager and the Corporation with respect to the Fund and the Sub-Advisory Agreement between the Manager and the Sub-Advisor with respect to the Fund, each for a one-year term ending June 30, 2010. The Board considered all factors it believed relevant with respect to the Fund, including, among other factors: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Fund and BlackRock portfolio management; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and certain affiliates from the relationship with the Fund; (d) economies of scale; and (e) other factors.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of Fund shares, services related to the valuation and pricing of portfolio holdings of the Fund, direct and indirect benefits to BlackRock and its affiliates and significant shareholders from their relationship with the Fund and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as controlling, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds, and the performance of a relevant benchmark, if any. The Board met with BlackRock’s senior management personnel responsible for investment operations, including the senior investment officers. The Board also reviewed the materials provided by the Fund’s portfolio management team discussing Fund performance and the Fund’s investment objective, strategies and outlook.

The Board considered, among other factors, the number, education and experience of BlackRock’s investment personnel generally and the Fund’s portfolio management team, investments by portfolio managers in the funds they manage, BlackRock’s portfolio trading capabilities, BlackRock’s use of technology, BlackRock’s commitment to compliance and BlackRock’s approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also reviewed a general description of BlackRock’s compensation structure with respect to the Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent.

In addition to advisory services, the Board considered the quality of the administrative and non-investment advisory services provided to the Fund. BlackRock and its affiliates and significant shareholders provide the Fund with certain administrative, transfer agency, shareholder and other services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In addition to investment advisory services, BlackRock and its affiliates provide the Fund with other services, including: (i) preparing disclosure documents, such as the prospectus, the statement of additional information and periodic shareholder reports; (ii) assisting with daily accounting and pricing; (iii) overseeing and coordinating the activities of other service providers; (iv) organizing Board meetings and preparing the materials for such Board meetings; (v) providing legal and compliance support; and (vi) performing other administrative functions necessary for the operation of the Fund, such as tax reporting, fulfilling regulatory filing requirements, and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, accounting, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Fund and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of the Fund. In preparation for the April 16, 2009 meeting, the Board was provided with reports, independently prepared by Lipper, which included a comprehensive analysis of the Fund’s performance. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with its review, the Board received and reviewed information regarding the investment performance of the Fund as compared to a representative group of similar funds as determined by Lipper and to all funds in the Fund’s applicable Lipper category. The Board was provided with a description of the methodology used by Lipper to select peer funds. The Board regularly reviews the performance of the Fund throughout the year. The Board attaches more importance to performance over relatively long periods of time, typically three to five years.

BLACKROCK LARGE CAP CORE PLUS FUND	SEPTEMBER 30, 2009	23

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (continued)

The Board noted that, in general, the Fund performed better than its Peers in that the Fund’s performance was at or above the median of its Lipper Performance Universe in both the one-year and since-inception periods reported.

C. Consideration of the Advisory Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Fund: The Board, including the Independent Board Members, reviewed the Fund’s contractual advisory fee rates compared with the other funds in the Fund’s Lipper category. It also compared the Fund’s total expenses, as well as actual management fees, to those of other comparable funds. The Board considered the services provided and the fees charged by BlackRock to other types of clients with similar investment mandates, including separately managed institutional accounts.

The Board received and reviewed statements relating to BlackRock’s financial condition and profitability with respect to the services it provided the Fund. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Fund. The Board reviewed BlackRock’s profitability with respect to the Fund and other funds the Board currently oversees for the year ended December 31, 2008 compared to available aggregate profitability data provided for the year ended December 31, 2007. The Board reviewed BlackRock’s profitability with respect to other fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, expense allocations and business mix, and therefore comparability of profitability is somewhat limited.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. Nevertheless, to the extent such information is available, the Board considered BlackRock’s operating margin, in general, compared to the operating margin for leading investment management firms whose operations include advising open-end funds, among other product types. The comparison indicated that operating margins for BlackRock with respect to its registered funds are generally consistent with margins earned by similarly situated publicly traded competitors. In addition, the Board considered, among other things, certain third party data comparing BlackRock’s operating margin with that of other publicly-traded asset management firms, which concluded that larger asset bases do not, in themselves, translate to higher profit margins.

In addition, the Board considered the cost of the services provided to the Fund by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of the Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs to the management of the Fund. The Board also considered whether BlackRock has the financial resources necessary to attract and retain high-quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board.

The Board noted that, although the Fund’s contractual advisory fees were above the median of its Peers, its actual advisory fees were lower than or equal to the median of its Peers. The Board noted that BlackRock has voluntarily agreed to waive fees or reimburse expenses in order to limit the Fund’s total net expenses on a class basis.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Fund increase and whether there should be changes in the advisory fee rate or structure in order to enable the Fund to participate in these economies of scale, for example through the use of breakpoints in the advisory fee based upon the assets of the Fund. The Board considered that the funds in the BlackRock fund complex share some common resources and, as a result, an increase in the overall size of the complex could permit each fund to incur lower expenses than it would otherwise as a stand-alone entity. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations.

E. Other Factors: The Board also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates and significant shareholders may derive from its relationship with the Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates and significant shareholders as service providers to the Fund, including for administrative, transfer agency and distribution services. The Board also noted that BlackRock may use third party research obtained by soft dollars generated by certain mutual fund transactions to assist itself in managing all or a number of its other client accounts.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

24	BLACKROCK LARGE CAP CORE PLUS FUND	SEPTEMBER 30, 2009

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (concluded)

Conclusion

The Board Members of the Corporation present at the meeting, including the Independent Board Members present at the meeting, unanimously approved the continuation of the Advisory Agreement between the Manager and the Corporation with respect to the Fund for a one-year term ending June 30, 2010 and the Sub-Advisory Agreement between the Manager and Sub-Advisor with respect to the Fund for a one-year term ending June 30, 2010. Based upon their evaluation of all these factors in their totality, the Board Members of the Corporation present at the meeting, including the Independent Board Members present at the meeting, were satisfied that the terms of the Agreements were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at a decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Fund reflect the results of review by the Board Members and discussions between such Board Members and BlackRock.

BLACKROCK LARGE CAP CORE PLUS FUND	SEPTEMBER 30, 2009	25

Officers and Directors

Name, Address and Year of Birth	Position(s) Held with Corporation	Length of Time Served as a Director[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships

Non-Interested Directors[1]

Ronald W. Forbes 40 East 52nd Street New York, NY 10022 1940	Director and Co-Chair of the Board of Directors	Since 2007	Professor Emeritus of Finance, School of Business, State University of New York at Albany since 2000.	34 RICs consisting of 81 Portfolios	None

Rodney D. Johnson 40 East 52nd Street New York, NY 10022 1941	Director and Co-Chair of the Board of Directors	Since 2007

President, Fairmount Capital Advisors, Inc. since 1987; Director, Fox Chase Cancer Center since 2002; Member of the Archdiocesan Investment Committee of the Archdiocese of Philadelphia since 2003; Director, The Committee of Seventy (civic) since 2006.

				34 RICs consisting of 81 Portfolios	None

David O. Beim 40 East 52nd Street New York, NY 10022 1940	Director	Since 2007

Professor of Finance and Economics at the Columbia University Graduate School of Business since 1991; Trustee, Phillips Exeter Academy since 2002; Chairman, Wave Hill Inc. (public garden and cultural center) from 1990 to 2006.

				34 RICs consisting of 81 Portfolios	None

Dr. Matina Horner 40 East 52nd Street New York, NY 10022 1939	Director	Since 2007	Executive Vice President of Teachers Insurance and Annuity Association and College Retirement Equities Fund from 1989 to 2003.	34 RICs consisting of 81 Portfolios	NSTAR (electric and gas utility)

Herbert I. London 40 East 52nd Street New York, NY 10022 1939	Director and Member of the Audit Committee	Since 2007

Professor Emeritus, New York University since 2005; John M. Olin Professor of Humanities, New York University from 1993 to 2005 and Professor thereof from 1980 to 2005; President, Hudson Institute (policy research organization) since 1997 and Trustee thereof since 1980; Chairman of the Board of Trustees for Grantham University since 2006; Director, InnoCentive, Inc. (strategic solutions company) since 2005; Director of Cerego, LLC (software development and design) since 2005.

				34 RICs consisting of 81 Portfolios	AIMS Worldwide, Inc. (marketing)

Cynthia A. Montgomery 40 East 52nd Street New York, NY 10022 1952	Director	Since 2007	Professor, Harvard Business School since 1989; Director, Harvard Business School Publishing since 2005; Director, McLean Hospital since 2005.	34 RICs consisting of 81 Portfolios	Newell Rubbermaid, Inc. (manufacturing)

Joseph P. Platt, Jr. 40 East 52nd Street New York, NY 10022 1947	Director	Since 2007

Director, The West Penn Allegheny Health System (a not-for-profit health system) since 2008; Director, Jones and Brown (Canadian insurance broker) since 1998; General Partner, Thorn Partners, LP (private investment) since 1998; Partner, Amarna Corporation, LLC (private investment company) from 2002 to 2008.

				34 RICs consisting of 81 Portfolios	Greenlight Capital Re, Ltd (reinsurance company)

Robert C. Robb, Jr. 40 East 52nd Street New York, NY 10022 1945	Director	Since 2007	Partner, Lewis, Eckert, Robb and Company (management and financial consulting firm) since 1981.	34 FRICs consisting of 81 Portfolios	None

Toby Rosenblatt 40 East 52nd Street New York, NY 10022 1938	Director	Since 2007

President, Founders Investments Ltd. (private investments) since 1999; Director of Forward Management, LLC since 2007; Director, The James Irvine Foundation (philanthropic foundation) since 1997; Trustee, State Street Research Mutual Funds from 1990 to 2005; Trustee, Metropolitan Series Funds, Inc. from 2001 to 2005.

				34 RICs consisting of 81 Portfolios	A.P. Pharma, Inc. (specialty pharmaceuticals)

26	BLACKROCK LARGE CAP CORE PLUS FUND	SEPTEMBER 30, 2009

Officers and Directors (continued)

Name, Address and Year of Birth	Position(s) Held with Corporation	Length of Time Served as a Director[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships

Non-Interested Directors[1] (concluded)

Kenneth L. Urish 40 East 52nd Street New York, NY 10022 1951	Director and Chair of the Audit Committee	Since 2007

Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Member of External Advisory Board, The Pennsylvania State University Accounting Department since 2001; Trustee, The Holy Family Foundation since 2001; Committee Member, Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants since 2007; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.

				34 RICs consisting of 81 Portfolios	None

Frederick W. Winter 40 East 52nd Street New York, NY 10022 1945	Director and Member of the Audit Committee	Since 2007

Professor and Dean Emeritus of the Joseph M. Katz School of Business, University of Pittsburgh since 2005 and Dean thereof from 1997 to 2005. Director, Alkon Corporation (pneumatics) since 1992; Director, Tippman Sports (recreation) since 2005; Director, Indotronix International (IT services) from 2004 to 2008.

				34 RICs consisting of 81 Portfolios	None

[1]	Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

[2]

Date shown is the earliest date a person has served for the Corporation covered by this annual report. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock Fund boards were realigned and consolidated into three new Fund boards in 2007. As a result, although the chart shows directors as joining the Corporation’s board in 2007, each director first became a member of the board of other legacy MLIM or legacy BlackRock Funds as follows: David O. Beim since 1998; Ronald W. Forbes since 1977; Matina Horner since 2004; Rodney D. Johnson since 1995; Herbert I. London since 1987; Cynthia A. Montgomery since 1994; Joseph P. Platt since 1999; Robert C. Robb, Jr. since 1998; Toby Rosenblatt since 2005; Kenneth L. Urish since 1999; and Frederick W. Winter since 1999.

Interested Directors[3]

Richard S. Davis 40 East 52nd Street New York, NY 10022 1945	Director	Since 2007

Managing Director, BlackRock, Inc. since 2005; Chief Executive Officer, State Street Research & Management Company from 2000 to 2005; Chairman of the Board of Trustees, State Street Research Mutual Funds from 2000 to 2005; Chairman, SSR Realty from 2000 to 2004.

			172 RICs consisting of 283 Portfolios	None

Henry Gabbay 40 East 52nd Street New York, NY 10022 1947	Director	Since 2007

Consultant, BlackRock, Inc. from 2007 to 2008; Managing Director, BlackRock, Inc. from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.

			172 RICs consisting of 283 Portfolios	None

[3]

Mr. Davis is an “interested person,” as defined in the Investment Company Act of 1940, of the Corporation based on his position with BlackRock, Inc. and its affiliates. Mr. Gabbay is an “interested person” of the Corporation based on his former positions with BlackRock, Inc. and its affiliates as well as his ownership of BlackRock, Inc. and PNC securities. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

BLACKROCK LARGE CAP CORE PLUS FUND	SEPTEMBER 30, 2009	27

Officers and Directors (continued)

Name, Address and Year of Birth	Position(s) Held with Corporation	Length of Time Served	Principal Occupation(s) During Past Five Years

Fund Officers[1]

Anne F. Ackerley 40 East 52nd Street New York, NY 10022 1962	President and Chief Executive Officer	Since 2009

Managing Director of BlackRock, Inc. since 2000; Vice President of the BlackRock-advised funds from 2007 to 2009; Chief Operating Officer of BlackRock’s Global Client Group (GCG) since 2009; Chief Operating Officer of BlackRock’s U.S. Retail Group from 2006 to 2009; Head of BlackRock’s Mutual Fund Group from 2000 to 2006.

Jeffrey Holland, CFA 40 East 52nd Street New York, NY 10022 1971	Vice President	Since 2009

Director of BlackRock, Inc. since 2006; Chief Operating Officer of BlackRock’s U.S. Retail Group since 2009; Co-head of Product Development and Management for BlackRock’s U.S. Retail Group from 2007 to 2009; Product Manager of Raymond James & Associates from 2003 to 2006.

Brendan Kyne 40 East 52nd Street New York, NY 10022 1977	Vice President	Since 2009

Director of BlackRock, Inc. since 2008; Head of Product Development and Management for BlackRock’s U.S. Retail Group since 2009, co-head thereof from 2007 to 2009; Vice President of BlackRock, Inc. from 2005 to 2008; Associate of BlackRock, Inc. from 2002 to 2004.

Brian Schmidt 40 East 52nd Street New York, NY 10022 1958	Vice President	Since 2009

Managing Director of BlackRock, Inc. since 2004; Various positions with U.S. Trust Company from 1991 to 2003 including Director from 2001 to 2003 and Senior Vice President from 1998 to 2003; Vice President, Chief Financial Officer and Treasurer of Excelsior Funds, Inc., Excelsior Tax-Exempt Funds, Inc. and Excelsior Funds Trust from 2001 to 2003.

Neal J. Andrews 40 East 52nd Street New York, NY 10022 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock, Inc. since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.

Jay M. Fife 40 East 52nd Street New York, NY 10022 1970	Treasurer	Since 2007

Managing Director of BlackRock, Inc. since 2007 and Director in 2006; Assistant Treasurer of the Merrill Lynch Investment Managers, L.P. (“MLIM”) and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.

Brian P. Kindelan 40 East 52nd Street New York, NY 10022 1959	Chief Compliance Officer	Since 2007

Chief Compliance Officer of the BlackRock-advised funds since 2007; Managing Director and Senior Counsel of BlackRock, Inc. since 2005; Director and Senior Counsel of BlackRock Advisors, LLC from 2001 to 2004.

Howard B. Surloff 40 East 52nd Street New York, NY 10022 1965	Secretary	Since 2007	Managing Director and General Counsel of U.S. Funds at BlackRock, Inc. since 2006; General Counsel (U.S.) of Goldman Sachs Asset Management, L.P. from 1993 to 2006.

[1]	Officers of the Corporation serve at the pleasure of the Board.

Further information about the Corporation’s Officers and Directors is available in the Fund’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

28	BLACKROCK LARGE CAP CORE PLUS FUND	SEPTEMBER 30, 2009

Officers and Directors (concluded)

Investment Advisor
BlackRock Advisors, LLC
Wilmington, DE 19809

Sub-Advisor
BlackRock Investment
Management, LLC
Plainsboro, NJ

Custodian
Brown Brothers
Harriman & Co.
Boston, MA 02109

Transfer Agent
PNC Global Investment
Servicing (U.S.) Inc.
Wilmington, DE 19809

Accounting Agent
State Street Bank and
Trust Company
Princeton, NJ 08540

Distributor
BlackRock
Investments, LLC
New York, NY 10022

Legal Counsel
Sidley Austin LLP
New York, NY 10019

Independent Registered Public
Accounting Firm
Deloitte & Touche LLP
Princeton, NJ 08540

Address of the Fund
100 Bellevue Parkway
Wilmington, DE 19809

Effective July 31, 2009, Donald C. Burke, President and Chief Executive Officer of the Corporation, retired. The Corporation’s Board wishes Mr. Burke well in his retirement.

Effective August 1, 2009, Anne F. Ackerley became President and Chief Executive Officer of the Corporation, and Jeffrey Holland and Brian Schmidt became Vice Presidents of the Corporation.

Effective September 17, 2009, Brendan Kyne became a Vice President of the Corporation.

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Fund’s website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund’s electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1)	Access the BlackRock website at http://www.blackrock.com/edelivery

2)	Click on the applicable link and follow the steps to sign up

3)	Log into your account

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at (800) 441-7762.

Availability of Quarterly Portfolio Schedule

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information regarding the operation of the Public Reference Room may be obtained by calling (202) 551-8090. The Fund’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

BLACKROCK LARGE CAP CORE PLUS FUND	SEPTEMBER 30, 2009	29

Additional Information (concluded)

General Information (concluded)

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request by calling toll-free (800) 441-7762; (2) at www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information on how the Fund votes proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

30	BLACKROCK LARGE CAP CORE PLUS FUND	SEPTEMBER 30, 2009

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock All-Cap Energy & Resources Portfolio
BlackRock Asset Allocation Portfolio†
BlackRock Aurora Portfolio
BlackRock Balanced Capital Fund†
BlackRock Basic Value Fund
BlackRock Capital Appreciation Portfolio
BlackRock Energy & Resources Portfolio
BlackRock Equity Dividend Fund
BlackRock EuroFund
BlackRock Focus Growth Fund
BlackRock Focus Value Fund
BlackRock Fundamental Growth Fund
BlackRock Global Allocation Fund†
BlackRock Global Dynamic Equity Fund
BlackRock Global Emerging Markets Fund
BlackRock Global Financial Services Fund
BlackRock Global Growth Fund
BlackRock Global Opportunities Portfolio
BlackRock Global SmallCap Fund
BlackRock Health Sciences Opportunities Portfolio
BlackRock Healthcare Fund
BlackRock Index Equity Portfolio*
BlackRock International Fund
BlackRock International Diversification Fund
BlackRock International Index Fund
BlackRock International Opportunities Portfolio
BlackRock International Value Fund
BlackRock Large Cap Core Fund
BlackRock Large Cap Core Plus Fund
BlackRock Large Cap Growth Fund
BlackRock Large Cap Value Fund
BlackRock Latin America Fund
BlackRock Mid-Cap Growth Equity Portfolio
BlackRock Mid-Cap Value Equity Portfolio
BlackRock Mid Cap Value Opportunities Fund
BlackRock Natural Resources Trust
BlackRock Pacific Fund
BlackRock Science & Technology Opportunities Portfolio
BlackRock Small Cap Core Equity Portfolio
BlackRock Small Cap Growth Equity Portfolio
BlackRock Small Cap Growth Fund II
BlackRock Small Cap Index Fund
BlackRock Small Cap Value Equity Portfolio
BlackRock Small/Mid-Cap Growth Portfolio
BlackRock S&P 500 Index Fund
BlackRock U.S. Opportunities Portfolio
BlackRock Utilities and Telecommunications Fund
BlackRock Value Opportunities Fund

Fixed Income Funds

BlackRock Bond Portfolio
BlackRock Emerging Market Debt Portfolio
BlackRock GNMA Portfolio
BlackRock Government Income Portfolio
BlackRock High Income Fund
BlackRock High Yield Bond Portfolio
BlackRock Income Portfolio†
BlackRock Income Builder Portfolio†
BlackRock Inflation Protected Bond Portfolio
BlackRock Intermediate Government Bond Portfolio
BlackRock International Bond Portfolio
BlackRock Long Duration Bond Portfolio
BlackRock Low Duration Bond Portfolio
BlackRock Managed Income Portfolio
BlackRock Short-Term Bond Fund
BlackRock Strategic Income Portfolio
BlackRock Total Return Fund
BlackRock Total Return Portfolio II
BlackRock World Income Fund

Municipal Bond Funds

BlackRock AMT-Free Municipal Bond Portfolio
BlackRock California Municipal Bond Fund
BlackRock Delaware Municipal Bond Portfolio
BlackRock High Yield Municipal Fund
BlackRock Intermediate Municipal Fund
BlackRock Kentucky Municipal Bond Portfolio
BlackRock Municipal Insured Fund
BlackRock National Municipal Fund
BlackRock New Jersey Municipal Bond Fund
BlackRock New York Municipal Bond Fund
BlackRock Ohio Municipal Bond Portfolio
BlackRock Pennsylvania Municipal Bond Fund
BlackRock Short-Term Municipal Fund

Target Risk & Target Date Funds

BlackRock Prepared Portfolios
       Conservative Prepared Portfolio
       Moderate Prepared Portfolio
       Growth Prepared Portfolio
       Aggressive Growth Prepared Portfolio
BlackRock Lifecycle Prepared Portfolios
       Prepared Portfolio 2010
       Prepared Portfolio 2015
       Prepared Portfolio 2020
       Prepared Portfolio 2025
       Prepared Portfolio 2030
       Prepared Portfolio 2035
       Prepared Portfolio 2040
       Prepared Portfolio 2045
       Prepared Portfolio 2050

*	See the prospectus for information on specific limitations on investments in the fund.

†	Mixed asset fund.

BlackRock mutual funds are currently distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

BLACKROCK LARGE CAP CORE PLUS FUND	SEPTEMBER 30, 2009	31

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

#LCCP-9/09

Item 2 –

Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of directors or trustees, as applicable (the “board of directors”) has determined that (i) the registrant has the following audit committee financial expert serving on its audit committee and (ii) each audit committee financial expert is independent:

Kenneth L. Urish

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 –	Principal Accountant Fees and Services

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]

Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End

BlackRock Large Cap Core Plus Fund of BlackRock Large Cap Series Funds, Inc.	$39,200	$39,000	$0	$0	$6,100	$6,100	$1,028	$1,049

1 The nature of the services include assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

2 The nature of the services include tax compliance, tax advice and tax planning.

3 The nature of the services include a review of compliance procedures and attestation thereto.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

          The registrant’s audit committee (the “Committee”) has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant’s affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC’s auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operation or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

          Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to one or more of its members the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) Affiliates’ Aggregate Non-Audit Fees:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End

BlackRock Large Cap Core Plus Fund of BlackRock Large Cap Series Funds, Inc.	$414,628	$412,149

(h) The registrant’s audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any non-affiliated sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by the registrant’s investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Regulation S-X Rule 2-01(c)(7)(ii) – $407,500, 0%

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –

Submission of Matters to a Vote of Security Holders – The registrant’s Nominating and Governance Committee will consider nominees to the board of directors recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations which include biographical information and set forth the qualifications of the proposed nominee to the registrant’s Secretary. There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

11(a) –

The registrant’s principal executive and principal financial officers or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15(d)-15(b) under the Securities Exchange Act of 1934, as amended.

11(b) –

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

12(a)(1) –	Code of Ethics – See Item 2

12(a)(2) –	Certifications – Attached hereto

12(a)(3) –	Not Applicable

12(b) –	Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Large Cap Core Plus Fund of BlackRock Large Cap Series Funds, Inc.

By:	/s/ Anne F. Ackerley

Anne F. Ackerley
Chief Executive Officer of
BlackRock Large Cap Core Plus Fund of BlackRock Large Cap Series Funds, Inc.

Date: November 20, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Anne F. Ackerley

Anne F. Ackerley
Chief Executive Officer (principal executive officer) of
BlackRock Large Cap Core Plus Fund of BlackRock Large Cap Series Funds, Inc.

Date: November 20, 2009

By:	/s/ Neal J. Andrews

Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Large Cap Core Plus Fund of BlackRock Large Cap Series Funds, Inc.

Date: November 20, 2009